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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):April 11, 1997



                                NeoRx Corporation
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Washington                  0-16614                   91-1261311
---------------------------  ------------------------  -------------------------
State or other jurisdiction   Commission File Number      (I.R.S. Employer
     of incorporation                                     Identification No.)




            410 W. Harrison
          Seattle, Washington                                  98119-4007
---------------------------------------                -------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number (including area code): (206) 281-7001

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) On April 4, 1997, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Arthur Andersen LLP as the Registrant's certifying accountants.

            The report of Arthur Andersen LLP on the Registrant's financial statements for either of the last two fiscal years did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of Arthur Andersen LLP, the Registrant was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject manner of the disagreement in connection with its report.

            The required letter from Arthur Andersen LLP with respect to the above statements made by the Registrant will be filed as an exhibit hereto.

      (b) On April 4, 1997, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged KPMG Peat Marwick LLP subject to the completion by KPMG Peat Marwick LLP of their normal client acceptance procedures, as the Registrant's certifying accountants. The Registrant has not consulted with KPMG Peat Marwick LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

            (a) Financial Statements of Business Acquired.

                  None

            (b) Pro Forma Financial Information.

                  None

            (c) Exhibits.

                  16.1 Letter regarding Change in Certifying Accountant


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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             NeoRx Corporation

DATE: April 11, 1997                         By:/S/ RICHARD L. ANDERSON
                                             ---------------------------------
                                             Sr. Vice President, Chief Financial
                                             Officer, Secretary and Treasurer